UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2014

ZEGARELLI GROUP INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

California	0-192227	95-4040591
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

80679 Camino Santa Elise
Indio, California	92203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 760-848-4606

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          [  ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          [  ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          [  ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          [  ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

Share Exchange Agreement

On January 30, 2014, Zegarelli Group International, Inc. (“we,” “our,” “us,” or the “Company”) entered into a definitive Plan and Agreement of Reorganization (the “Acquisition Agreement”) with 2050 Motors, Inc. (“2050 Motors”) and certain shareholders of 2050 Motors (collectively the “2050 Motors Shareholders”) wherein the Company has agreed to acquire all of the outstanding shares of common stock of 2050 Motors in accordance with the Acquisition Agreement. In exchange for the 2050 Motors shares, the Company will issue to the 2050 Motors Shareholders up to 24,993,665 shares of the Company’s common stock, post-split. The exchange of the 2050 Motors shares for the Company’s common stock is referred to in this Current Report on Form 8-K as the “Share Exchange.” After the closing of the Share Exchange (the “Closing”), 2050 Motors will become our wholly-owned subsidiary, and the 2050 Motors Shareholders will own approximately 90% of our common stock, on an as converted, fully diluted basis.

The Closing of the Share Exchange is expected to occur on or before March 17, 2014 or such other date to which the Company, the 2050 Shareholders and 2050 Motors agree (the “Closing Date”).

The Acquisition Agreement provides that prior to the Closing Date the Company will file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders, an information statement on Schedule 14C with respect to the approval of a one for four reverse stock split of the Company’s common stock (the “Reverse Split”), amending the Company’s Certificate of Incorporation to (i) increase the authorized common stock to 100,000,000 shares, (ii) change its name to 2050 Motors, Inc., to better reflect the business of 2050 Motors and (iii) elect three new directors selected by 2050 Motors. The Reverse Split will cause the total number of shares of the Company’s common stock outstanding, prior to the Share Exchange to equal approximately 5,562,084 shares of common stock of the Company.

The Company, 2050 Motors and the 2050 Motors Shareholders have made certain representations, warranties and covenants in the Acquisition Agreement including, among others, covenants that, subject to certain exceptions: (i) the Company and 2050 Motors each will conduct its business in the ordinary course and in such a manner so that its representations and warranties contained in the Exchange Agreement will continue to be true and correct in all material respects as of the Closing as if made at and as of the Closing; and (ii) neither the Company nor 2050 Motors will engage in certain activities before the Closing Date without the prior consent of the other parties to the Exchange Agreement. In addition, subject to certain exceptions, the Company is required to deal exclusively with 2050 Motors regarding the transactions contemplated by the Exchange Agreement and not, among other things, solicit, initiate, facilitate or knowingly encourage proposals relating to certain alternative transactions, provide information or documentation to any other person other than 2050 Motors relating to such alternative transactions, or enter into an agreement with any person other than 2050 Motors with respect to such alternative transactions. The Company has agreed to certain restrictions on its ability to respond to any such proposals.

The Company’s representations, warranties and covenants set forth in the Exchange Agreement have been made for the benefit of only 2050 Motors and the 2050 Motors Shareholders. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Exchange Agreement; (ii) have been qualified by matters described in a disclosure schedule delivered by the Company to 2050 Motors and the 2050 Motors Shareholders in connection with the Exchange Agreement; (iii) are subject to materiality qualifications contained in the Exchange Agreement that may differ from what is viewed as material by the Company’s stockholders and investors in the Company; (iv) were made only as of the date of the Exchange Agreement or such other date as is specified in the Exchange Agreement; and (v) have been included in the Exchange Agreement for the purpose of allocating risk between the contracting parties to the Exchange Agreement rather than establishing matters as fact. Accordingly, the Exchange Agreement is included as an exhibit to this Current Report on Form 8-K only to provide stockholders and investors with information regarding the terms of the Exchange Agreement and not to provide stockholders and investors with any other factual information regarding the Company or its business. Stockholders and investors should not rely on the representations, warranties and covenants in the Exchange Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. In addition, information concerning the subject matter of the representations and warranties in the Exchange Agreement may change after the date of the Exchange Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Exchange Agreement should not be read alone, but it should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that the Company files or has filed with the Securities and Exchange Commission (the “SEC”).

The consummation of the Share Exchange is subject to certain closing conditions, including, among others, (i) the accuracy of each party’s representations and warranties (subject generally to a material adverse effect standard); (ii) the performance of each party’s covenants in all material respects; (iii) the receipt of third party consents required to be obtained by the Company, 2050 Motors and the 2050 Motors Shareholders and (iv) the absence of any proceeding challenging, or seeking damages in connection with, any of the transactions contemplated by the Acquisition Agreement.

The Acquisition Agreement contains certain termination rights for the Company and 2050 Motors. The Acquisition Agreement may be terminated by the mutual written consent of the Company and 2050 Motors. Either the Company or 2050 Motors may terminate it if, among other reasons, the Closing does not occur on or before March 16, 2014; if any material representation or warranty made by the other party was materially untrue as of the date of the Acquisition Agreement or has become materially untrue, subject to a 10-day cure period; or if a court of competent jurisdiction has issued a nonappealable final order that has the effect of permanently restraining the transactions contemplated by the Acquisition Agreement.

The contemplated change in the composition of our Board of Directors and the issuance of securities to the 2050 Shareholders will result in a change-of-control of the Company. The change in the Company’s Board of Directors will become effective only after the Closing of the Share Exchange, but no earlier than the tenth (10th) day after the Company files an Information Statement on Schedule 14F-1 with the SEC which the Company plans to transmit to its stockholders within the next 30 days.

The Boards of Directors of the Company and 2050 Motors have approved the Acquisition Agreement and the transactions contemplated thereby.

The foregoing description of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of the Acquisition Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or 2050 Motors to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “increase,” “forecast” and “guidance” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are based upon then-current assumptions and expectations and are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements. There can be no assurance that the proposed Acquisition Agreement or the related transactions will occur as currently contemplated, or at all, or that the expected benefits from the transactions will be realized on the timetable currently contemplated, or at all. Additional risks and uncertainties relating to the proposed Share Exchange include, but are not limited to, uncertainties as to the satisfaction of closing conditions to the Share Exchange, the respective parties’ performance of their obligations under the Acquisition Agreement, and other factors affecting the execution of the transactions contemplated by the Acquisition Agreement. Other risks that could cause future results to differ from those expressed by the forward-looking statements included in this Current Report on Form 8-K include, but are not limited to, the Company’s ability to promptly and effectively integrate the businesses of the Company and 2050 Motors, any change in national and regional economic conditions, competitive factors in the markets served by the Company and 2050 Motors, governmental regulation, industry consolidation, technological developments and major world news events.

In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this Current Report on Form 8-K may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

Additional Information

The Company plans to file an information statement on Schedule 14C with the SEC in connection with the Share Exchange. THE COMPANY URGES INVESTORS TO REVIEW THE INFORMATION STATEMENT ON SCHEDULE 14C AND ANY OTHER STATEMENTS OR REPORTS TO BE FILED BY THE COMPANY WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These documents will be available without charge on the SEC’s web site at www.sec.gov. INVESTORS ARE ADVISED TO READ THE INFORMATION STATEMENT ON SCHEDULE 14C CAREFULLY BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS.

The officers and directors of the Company may have interests in the Share Exchange and the other transactions contemplated by the Acquisition Agreement, some of which may differ from, or may be in addition to, those of the stockholders of the Company. A description of the interests that the officers and directors of the Company have in the Share Exchange and the other transactions contemplated by the Acquisition Agreement will be described in the information statement on Schedule 14C.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On February 5, 2014, we issued a press release announcing the Acquisition Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any of the Company’s filing under the Securities Act of 1933, as amended, or the Exchange Act, unless the Company specifically incorporates the foregoing information into those documents by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Plan and Agreement of Reorganization dated as of January 30, 2014, among the Company, 2050 Motors and the 2050 Motors Shareholders.

99.1	Press Release of the Company dated February 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zegarelli Group International, Inc.

Date: February 5, 2014
	By:	/s/ Alfred E. Booth, Jr.
Alfred E. Booth, Jr.
President

Exhibit Index

Exhibit Number	Description

2.1	Plan and Agreement of Reorganization dated as of January 30, 2014, among the Company, 2050 Motors and the 2050 Motors Shareholders.

99.1	Press Release of the Company dated February 5, 2014.